RESTRUCTURING	12 Months Ended
Sep. 27, 2019
Restructuring and Related Activities [Abstract]
RESTRUCTURING	RESTRUCTURING
Following the acquisition of the medical imaging business from PKI in May of 2017, management began a multiyear program to consolidate the acquired operations, reduce costs, improve productivity and realize synergies.
In March 2018, the Company made the decision to transfer the complementary metal oxide semiconductor (“CMOS”) research and development capability from the U.K. to the U.S. and to permanently close the operation of the acquired detector business in London. The company will continue to develop the CMOS technology in the U.S. due to its competitive advantages, product differentiation and future economic benefit. In connection with this initiative, we recorded $1.7 million in restructuring charges during fiscal year 2018.
In July 2018, the Company committed to a plan to relocate the production of amorphous silicon glass for digital detectors, from its Santa Clara facility, to the jointly owned dpiX fabrication facility in Colorado. In July 2019, the Company committed to close its Santa Clara facility and to relocate the remaining production to its other existing facilities. The Company expects operations at the Santa Clara facility to cease by the end of December 2020 and all activities related to the closure of the facility to be complete by the end of March 2021. In connection with the relocation of the glass production and site closure the Company recorded $16.1 million and $14.2 million of restructuring and impairment charges during fiscal year 2019 and 2018, respectively. Fiscal year 2019 intangible asset impairment charges consisted of in-process research and development related to certain projects that were discontinued as a result of the Santa Clara facility closure. Fiscal year 2018 intangible asset impairment charges were related to a favorable leasehold interest that was impaired as a result of the amorphous silicon glass relocation. The Company expects to incur an additional $8.1 million to $12.1 million of restructuring charges through March 2021.
The Company also incurred approximately $2.8 million and $0.8 million of other unrelated restructuring expenses during fiscal years 2019 and 2018, respectively.
Cash outflows associated with these restructuring charges are limited to employee termination expenses, facility closure and equipment sales and disposals. Below is a detail of restructuring charges incurred during the 2019 and 2018 fiscal years, which predominately relate to the Company's Medical segment:

(In millions)	Location of Restructuring Charges in Consolidated Statements of Earnings	September 27, 2019	September 28, 2018
Other assets impairment charges	Selling, general and administrative	$—	$1.3
Inventory write downs	Cost of revenues	3.1	3.1
Intangible assets impairment	Impairment of intangible assets	4.8	3.0
Accelerated depreciation	Cost of revenues	4.5	4.2
Severance costs	Selling, general and administrative	6.2	4.3
Facility closure costs	Selling, general and administrative	0.3	0.8
Total restructuring charges		$18.9	$16.7